For the annual period ended 7/31/14
File number 811-07064

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust
 - Small Capitalization Value Portfolio


1.   Name of Issuer:  Parsley Energy, Inc.


2.   Date of Purchase:  May 22, 2014


3.   Number of Securities Purchased:


4.   Dollar Amount of Purchase:  $61,050


5.   Price Per Unit:  $18.50


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Credit Suisse


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITERS
Goldman Sachs & Co.
J.P. Morgan Securities LLC
Wells Fargo Securities
Morgan Stanley
Raymond James
Tudor, Pickering, Holt & Co.
RBC Capital Markets
Global Hunter Securities
Macquarie Capital
Scotiabank/Howard Weil
Simmons & Company International
Stephens Inc.


[PAGE BREAK]


For the annual period ended 7/31/14
File number 811-07064

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust
 - Small Capitalization Value Portfolio


1.   Name of Issuer:  Century Communities, Inc.


2.   Date of Purchase:  June 17, 2014


3.   Number of Securities Purchased:


4.   Dollar Amount of Purchase:  $230,000


5.   Price Per Unit:  $23.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  FBR


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P. Morgan Securities LLC
Deutsche Bank Securities
Zelman Partners LLC
Builder Advisor Group LLC


[PAGE BREAK]


For the annual period ended 7/31/14
File number 811-07064

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust
 - Small Capitalization Value Portfolio


1.   Name of Issuer:  ZS Pharma, Inc.


2.   Date of Purchase:  June 1, 2014


3.   Number of Securities Purchased:


4.   Dollar Amount of Purchase:  $39,600


5.   Price Per Unit:  $18.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Credit Suisse


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P. Morgan Securities LLC
BMO Capital Markets
William Blair


[PAGE BREAK]

For the annual period ended 7/31/14
File number 811-07064

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust
 - Small Capitalization Value Portfolio


1.   Name of Issuer:  Imprivata, Inc.

2.   Date of Purchase:  June 24, 2014


3.   Number of Securities Purchased:


4.   Dollar Amount of Purchase:  $37,500


5.   Price Per Unit:  $15.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Piper Jaffray


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P. Morgan Securities
William Blair
Wells Fargo Securities
Stephens Inc.


[PAGE BREAK]


For the annual period ended 7/31/14
File number 811-07064

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust
 - Small Capitalization Value Portfolio


1.   Name of Issuer:  GoPro, Inc.


2.   Date of Purchase:  June 25, 2014


3.   Number of Securities Purchased:


4.   Dollar Amount of Purchase:  $74,400


5.   Price Per Unit:  $24.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Citigroup


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P. Morgan Securities LLC
Barclays
Allen & Company LLC
Stifel
Baird
MCS Capital Markets
Piper Jaffray
Raymond James


[PAGE BREAK]


For the annual period ended 7/31/14
File number 811-07064

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust - Small Capitalization
Value Portfolio


1.   Name of Issuer:  ServiceMaster Global Holdings, Inc.


2.   Date of Purchase:  June 26, 2014


3.   Number of Securities Purchased:

4.   Dollar Amount of Purchase:  $329,800


5.   Price Per Unit:  $17.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Credit Suisse


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P. Morgan Securities LLC
Goldman Sachs & Co.
Morgan Stanley
BofA Merrill Lynch
Jefferies
Natixis
RBC Capital Markets
Baird
Piper Jaffray
Ramirez & Co, Inc.


[PAGE BREAK]


For the annual period ended 7/31/14
File number 811-07064

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Target Portfolio Trust
 - Small Capitalization Growth Portfolio


1.   Name of Issuer:  The Michael Companies, Inc.


2.   Date of Purchase:  June 26, 2014


3.   Number of Securities Purchased:


4.   Dollar Amount of Purchase:  $113,900


5.   Price Per Unit:  $17.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Goldman Sachs & Co.


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P. Morgan Securities LLC
Barclays
Deutsche Bank Securities
BofA Merrill Lynch
Credit Suisse
Morgan Stanley
Wells Fargo Securities
Guggenheim Securities
Macquarie Capital
Nomura
Piper Jaffray
Raymond James
Stephens Inc.
SunTrust Robinson Humphrey
Ramirez & Co.
Telsey Advisory Group
The Williams Capital Group, L.P.